UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K/A

(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2020 (the “Form 8-K”), NeuBase Therapeutics, Inc. (the “Company”) dismissed CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm, effective as of February 12, 2020. The dismissal of CohnReznick was approved by the Audit Committee of the Board of Directors of the Company.

In accordance with Item 304(a)(3), the Company provided CohnReznick with a copy of the disclosure in the Form 8-K and requested that CohnReznick furnish it with a letter addressed to the SEC stating whether it agrees with the statements contained therein, and if not, stating the respects in which it does not agree. A copy of CohnReznick’s letter to the SEC, dated February 18, 2020, is attached as Exhibit 16.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter of CohnReznick LLP, dated February 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: February 18, 2020	By:	/s/ Sam Backenroth
Sam Backenroth Chief Financial Officer